           As filed with the Securities and Exchange Commission on June 13, 2008
                                                      Registration No. 033-46217
                                                                        811-6584


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 29


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 52


       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (formerly, The Manufacturers Life Insurance Company of New York Separate
                                   Account A)
                           (Exact name of Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                       100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                 John Hancock Life Insurance Company of New York
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                                 Suite 300 West
                               1300 I Street, N.W.
                           Washington, D.C. 20005-3306

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on June 16, 2008 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on ______ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                           (Venture Variable Annuity)
                                (prior contracts)

           (Incorporated by reference to this Registration Statement, File No. 033-46217, filed on April 28, 2008.)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       Supplement dated June 16, 2008 to PROSPECTUSES dated April 28, 2008

                  Availability of Income Made Easy Program and
          Income Plus for Life (Quarterly Step-up Review) Series Riders

This Supplement describes:

     - a new service we call the "Income Made Easy" program for pre-authorized withdrawals that we make available for any Contract with a guaranteed minimum withdrawal benefit Rider, and

     - two new versions of our optional guaranteed minimum withdrawal benefit Riders - Income Plus for Life and Income Plus for Life - Joint Life. We refer to the new versions of the Income Plus for Life Riders as the Income Plus for Life (Quarterly Step-up Review) Rider and the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. We refer to these Riders collectively as the "Income Plus for Life (Quarterly Step-up Review) Series Riders" in this Supplement.

An Income Plus for Life (Quarterly Step-up Review) Series Rider may be available to your Contract if you elect to exchange your existing guaranteed minimum withdrawal benefit Rider after you purchased your Contract and if the Rider is available in your state. You must satisfy the conditions we impose upon an exchange of guaranteed minimum withdrawal benefit Riders to purchase one of these Riders.

This Supplement is intended to supplement prospectuses dated April 28, 2008 for VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, VENTURE VISION(R) VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued before June 16, 2008 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the current prospectus for the Contract you purchased (the "annuity prospectus"), and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact us at our Annuities Service Center:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)            JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER    MAILING ADDRESS             ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(617) 663-3000 or           www.jhannuities.com         (877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 344-1029                                          (800) 551-2078

WHAT IS THE INCOME MADE EASY PROGRAM?

If you purchased a guaranteed minimum withdrawal benefit Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides:

     - An income for the lifetime of the Covered Person(s) (available for Income Plus for Life, Income Plus for Life - Joint Life, Income Plus for Life (Quarterly Step-up Review) Series, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection), beginning no earlier than the Lifetime Income Date; or

     - An income for a specified period (available for Principal Returns and Principal Plus).

Either way, the Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits; and

     - cancel your eligibility to earn a Bonus under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the annuity prospectus) if you enroll in the Income Made Easy Program.

WHAT ARE THE NEW FEATURES OF THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS?

The Income Plus for Life (Quarterly Step-up Review) Series Riders are optional "guaranteed minimum withdrawal benefit" Riders. The differences between the Income Plus for Life and Income Plus for Life - Joint Life Riders described in the annuity prospectus and the Income Plus for Life (Quarterly Step-up Review) Series Riders include the following:

     -    New Rider fees;

     - An Owner's eligibility for Benefit Base "Step-ups" is now reviewed on a quarterly basis instead of annually;

     -    Withdrawals no longer automatically cancel the "Target Amount";

     - The Target Amount calculation now provides the possibility for earlier lock-ins;

     - "Excess" withdrawals now reduce the Contract's death benefit on a pro-rata basis; and

     - All withdrawals prior to the Lifetime Income Date generally reduce the Lifetime Income Amount on a pro rata basis.

The version of the Income Plus for Life (Quarterly Step-up Review) Rider issued in the state of New York (the "NY Income Plus for Life (Quarterly Step-up Review) Rider") includes differences in the following features of the Income Plus for Life (Quarterly Step-up Review) Rider available outside of New York:

     -    Lifetime Income Date;

     -    Lifetime Income Bonuses; and

     -    Rider fees.

We describe each of these features, including differences in the NY Income Plus for Life (Quarterly Step-up Review) Rider, in more detail in this Supplement. We also provide new examples in this Supplement to illustrate hypothetical results of Contracts with an Income Plus for Life (Quarterly Step-up Review) Rider, including examples of hypothetical results of Contracts with a NY Income Plus for Life (Quarterly Step-up Review) Rider. In all other respects, the Income Plus for Life (Quarterly Step-up Review) Series Riders are the same as the Income Plus for Life and Income Plus for Life - Joint Life Riders described in the annuity prospectus. You should carefully read the annuity prospectus for more information about the Income Plus for Life and Income Plus for Life - Joint Life Riders.

ARE THE NEW INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS AVAILABLE UNDER OUR EXCHANGE PROGRAM?

There may be some states where the Income Plus for Life (Quarterly Step-up Review) Riders are not available for sale. If you live in one of those states, for information about the guaranteed minimum withdrawal benefit Riders that may be available to your Contract under our exchange program, please refer to the annuity prospectus without the revisions for the Income Plus for Life (Quarterly Step-up Review) Series Riders described in this Supplement.

We revise the first section of the appendix to the annuity prospectus entitled "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" to read as follows:

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

     - Income Plus for Life (Quarterly Step-up Review)(if available in your state on your Anniversary; otherwise Income Plus for Life); or

     - Income Plus for Life - Joint Life (Quarterly Step-up Review)(if available in your state on your Anniversary; otherwise Income Plus for Life - Joint Life); or

     - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

WHAT ARE THE FEES FOR THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW)
RIDERS?

The current fee is equal to 0.75% of the "Adjusted Benefit Base" for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review) (issued outside of New York) fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.

To reflect the new fees of the Income Plus for Life (Quarterly Step-up Review) Series Riders, we are revising the following table and example in "III. Fee Tables" in the annuity prospectus:

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following if you qualify for an exchange of Riders. We deduct the fee on an annual basis from Contract Value.)

                                                                 INCOME PLUS FOR
              INCOME PLUS FOR LIFE                              LIFE - JOINT LIFE    PRINCIPAL PLUS
               (QUARTERLY STEP-UP      INCOME PLUS FOR LIFE     (QUARTERLY STEP-UP    FOR LIFE PLUS
                     REVIEW)            (QUARTERLY STEP-UP           REVIEW)            AUTOMATIC     PRINCIPAL
               (issued outside New           REVIEW)           (issued outside New       ANNUAL        PLUS FOR    PRINCIPAL
                    York)(1)         (issued in New York)(1)         York)(2)          Step-up(3)      Life(4)    RETURNS(5)
              --------------------   -----------------------   -------------------   --------------   ---------   ----------
Maximum Fee           1.20%                   1.20%                   1.20%              1.20%          0.75%       0.95%
Current Fee           0.75%                   0.70%                   0.75%              0.55%          0.40%       0.50%

(1) The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued in NY) is 0.70% of the Adjusted Benefit Base. We reserve the right to increase these charges up to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life Rider that is offered where the Quarterly Step-up Review version is not yet available is provided in the section entitled "Optional Benefits" in the annuity prospectus or entitled "Optional Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus.

(2) The current charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of
     1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life - Joint Life Rider that is offered where the Quarterly Step-up Review version is not yet available is provided in the section entitled "Optional Benefits" in the annuity prospectus or entitled "Optional Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus.

(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.55% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(5) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted

Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) AND ANNUAL STEP DEATH BENEFIT

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $981     $1,784    $2,624    $4,685
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $429     $1,319    $2,247    $4,685

ARE THERE INVESTMENT RESTRICTIONS UNDER THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS?

Yes. If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Please read the annuity prospectus, including the supplement dated June 16, 2008 entitled "New Variable Annuity Investment Options," for information about the currently available individual Investment Options and currently available Model Allocations.

WHAT ADDITIONAL INFORMATION SHOULD I KNOW ABOUT THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS?

DEFINITIONS. Please read the Guaranteed Minimum Withdrawal Benefit Rider definitions, as well as the definitions for the Income Plus for Life Rider, in the annuity prospectus for information about some of the terms we use in this Supplement.

For purposes of the Income Plus for Life (Quarterly Step-up Review) Rider, we define "Lifetime Income Date" to mean:

     - the date you purchase the Rider if you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise,

     - the Anniversary Date on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

For purposes of the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we define "Lifetime Income Date" to mean:

     - the date you purchase the Rider if both you and your spouse are age 58 1/2 or older at the time; otherwise,

     - the Anniversary Date on, or immediately following, the date the younger spouse would attain age 58 1/2 (the Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Please read the section entitled "Optional Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in the annuity prospectus, or entitled "Optional Guaranteed Minimum Withdrawal Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus, for information about restrictions on Additional Purchase Payments for Contracts with any guaranteed minimum withdrawal benefit Rider, including the Income Plus for Life (Quarterly Step-up Review) Series Riders. Also, please review the section entitled "Impact on Benefit Base and Lifetime Income Amount" on pages 5 and 12 of this Supplement for information on the impact of Additional Purchase Payments on the Benefit Base and Lifetime Income Amount.


COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. Please read the section entitled "Optional Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in the annuity prospectus or entitled "Optional Guaranteed Minimum Withdrawal Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus, for information about guaranteed minimum withdrawal benefits under the Rider in comparison to annuity payments. Please also review that section for information about additional annuity options.

ADDITIONAL INFORMATION. We supplement the "Income Plus for Life" and "Income Plus for Life -Joint Life" sections in the section entitled "Optional Benefits" in the annuity prospectus, or entitled "Optional Guaranteed Minimum Withdrawal Benefits" in an appendix to the annuity prospectus, to include the following in their respective sections:

Income Plus for Life (Quarterly Step-up Review)

The Income Plus for Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period.


We calculate the Lifetime Income Amount on the Lifetime Income Date. The Lifetime Income Date depends on the age of the Covered Person(s) when you purchase an Income Plus for Life (Quarterly Step-up Review) Series Rider. If you purchase an Income Plus for Life (Quarterly Step-up Review) Rider when the Covered Person is age 58 1/2 (age 61 if issued in New York) or older, the Lifetime Income Date will be the Rider's effective date. If the Lifetime Income Date coincides with an Income Plus for Life (Quarterly Step-up Review) Rider's effective date, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect at the time of purchase. (The Benefit Base in effect at the time of purchase is the Contract Value at beginning of the Election Period for your purchase, up to a maximum of $5 million.) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 5% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page 8 of this Supplement). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect investment performance.



IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



          -    date of a Purchase Payment that we applied to the Benefit Base,



          -    date of a reduction in the Benefit Base, or



          -    effective date of a Step-up.



Examples 1d and 2d on pages 20 and 23, respectively, of this Supplement illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



     - (for Income Plus for Life (Quarterly Step-up Review)) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.


IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.

EXAMPLE: Assume that you purchase an Income Plus for Life (Quarterly Step-up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year following purchase, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section, below.)

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters" in the annuity prospectus).

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase an Income Plus for Life (Quarterly Step-up Review) Rider when you are 57. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" in the annuity prospectus) each time you take a withdrawal.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established Target Amount on the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" in the annuity prospectus).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

For Contracts issued in New York, the Bonus will be equal to:

     - 6% of total Purchase Payments to your Contract, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

     - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

We credit Bonuses on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.


For additional details on how we credit the Bonus, please see Example 1a. on page 18 of this Supplement.


In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:

     -    the Contract Value on that date; and

     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.

If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:

     -    the Contract Value on the Anniversary Date; or

     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up.

Interim Review Dates and Adjusted Step-up Values. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-up value for that date. We reduce each tentative Step-up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Impact of Step-ups on Lifetime Income Bonus. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the effective date of the Step-up Date or the Age 95 Contract Anniversary.

Declination of Step-ups. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. We will reduce the "Target Amount" if you take any withdrawals under your Contract from the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider until the applicable "Target Date." We will increase the "Target Amount" to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.

For these purposes, the "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 69.

The "Target Amount" is the greater of:

     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest "Target Value."

In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

EXAMPLE: Assume you purchase a Rider (single life or joint life) at age 55 when your Contract Value is $100,000, you make an Additional Purchase Payment of $25,000 in the following Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000. The Target Amount is the greater of:

     -    (200% x $100,000) + (100% x $25,000) = $225,000; or

     -    200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life (Quarterly Step-up Review), withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life (Quarterly Step-up Review).

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Riders) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. On or after the Lifetime Income Date, we will not, however, reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life (Quarterly Step-up Review)'s "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life (Quarterly Step-up Review) benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life (Quarterly Step-up Review) Rider before the Covered Person attained age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------   ------------------------------------------------
1.   Not the Covered        -  may continue if the Beneficiary elects to
     Person and the            continue the Contract within the time we permit
     Beneficiary is the        under our administrative rules. We will
     deceased Owner's          automatically increase the Benefit Base to equal
     spouse                    the initial death benefit we determine, if the
                               death benefit is greater than the Benefit Base
                               prior to our determination. We will also
                               recalculate the Lifetime Income Amount to equal
                               5% of the recalculated Benefit Base and will
                               assess the Rider Fee based on the recalculated
                               Benefit Base.

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life (Quarterly Step-up Review) fee at that time.

2.   Not the Covered        -  may continue in the same manner as 1.
     Person and the
     Beneficiary is not     -  enters its Settlement Phase if a subsequent
     the deceased              withdrawal would deplete the Contract Value to
     Owner's spouse            zero, and the remaining Lifetime Income Amount
                               for the year of withdrawal is still greater than
                               zero.

                            - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life
                               (Quarterly Step-up Review) fee at that time.

3.   The Covered Person     -  ends without any further benefit.
     and the
     Beneficiary is the
     deceased Owner's
     spouse

4.   The Covered Person     -  ends without any further benefit.
     and the
     Beneficiary is not
     the deceased
     Owner's spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life (Quarterly Step-up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life (Quarterly Step-up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life (Quarterly Step-up Review) Rider once it is in effect. However, the Income Plus for Life (Quarterly Step-up Review) Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person;

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.

You should consult with your financial professional to assist you in determining whether an Income Plus for Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life (Quarterly Step-up Review) is suitable for your needs, especially at older ages.


EXAMPLES. Please refer to page 18 of this Supplement for hypothetical examples that illustrate the benefits under Income Plus for Life (Quarterly Step-up Review).


Income Plus for Life - Joint Life (Quarterly Step-up Review)

Three main differences between Income Plus for Life - Joint Life (Quarterly Step-up Review) and Income Plus for Life (Quarterly Step-up Review) are:

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 4.75%, where Income Plus for Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 5%;

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age
          58 1/2, where Income Plus for Life (Quarterly Step-up Review) guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 58 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life (Quarterly Step-up Review) is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life (Quarterly Step-up Review) is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. The Lifetime Income Date depends on the age of the Covered Persons when you purchase the Rider. If both you and your spouse are age 58 1/2 or older when you purchase the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, the Lifetime Income Date will be the Rider's effective date. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Lifetime Income Date coincides with the Rider's effective date, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect at the time of purchase. (The Benefit Base in effect at the time of purchase is the Contract Value at the beginning of the Election Period for your purchase, up to a maximum of $5 million. ) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 4.75% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life (Quarterly Step-up Review) Rider.


If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses." We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value, or through a "Target Amount" adjustment (see "Target Amount" on page 15 of this Supplement).



IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



          -    date of a Purchase Payment that we applied to the Benefit Base,



          -    date of a reduction in the Benefit Base, or



          -    effective date of a Step-up.



Examples 1d and 2d on pages 20 and 23, respectively, of this Supplement illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



     - (for Income Plus for Life (Quarterly Step-up Review)) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.


IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals in excess of 4.75% of the Benefit Base, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section below.)

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters" in the annuity prospectus).

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider when you and your spouse, the Covered Persons under the Rider, are both older than 58 1/2. Now assume that in the eighth Contract Year following purchase of the Rider:

     -    the Contract Value is $80,000,

     -    the Benefit Base is $100,000,

     -    the Lifetime Income Amount is $4,750,

     -    you take a single $5,000 withdrawal of Contract Value, and

     -    there are no withdrawal charges under your Contract.

Your withdrawal is an Excess Withdrawal because it is in excess of 4.75% of the Benefit Base (i.e., $4,750). Since you have incurred an Excess Withdrawal, we will reduce your Benefit Base. In this case, your Contract Value is reduced by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($100,000 times 0.0625, or $6,250). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,250, or $93,750. The Lifetime Income Amount after the Excess Withdrawal would be 4.75% of $93,750, or $4,453.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" in the annuity prospectus) each time you take a withdrawal.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" on the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" in the annuity prospectus).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:

     -    the Contract Value on that date; and

     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.

If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:

     -    the Contract Value on the Anniversary Date; or

     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees"). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up.

Interim Review Dates and Adjusted Step-up Values. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-up value for that date. We reduce each tentative Step-up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Impact of Step-ups on Lifetime Income Bonus. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Declination of Step-ups. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. We will reduce the "Target Amount" if you take withdrawals under your Contract from the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's effective date until the applicable Target Date. We will increase the "Target Amount" to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.

For these purposes, the "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is the greater of:

     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest "Target Value."

In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life (Quarterly Step-up Review) - Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life (Quarterly Step-up Review) will enter its Settlement Phase as described in "Income Plus for Life (Quarterly Step-up Review) - Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life
- Joint Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

TERMINATION. The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider terminates in accordance with the "Income Plus for Life (Quarterly Step-up Review) - Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


EXAMPLES. Please refer to page 21 of this Supplement for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


DO YOU HAVE EXAMPLES TO ILLUSTRATE HOW THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS WORK?

Yes, the following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life (Quarterly Step-up Review) Series Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.:

Please note that in these examples no withdrawal charges apply because each withdrawal is less than the 10% free withdrawal amount allowed under the Contract. See "VII. Charges and Deductions - Withdrawal Charges" in the annuity prospectus.

EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) OPTIONAL BENEFIT RIDERS.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

ALL STATES EXCLUDING NEW YORK. Assume you purchase the Rider with an initial Benefit Base of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                 LIFETIME                            BENEFIT BASE
                  INCOME    WITHDRAWAL                ON CONTRACT
 CONTRACT YEAR    AMOUNT       TAKEN      BONUS       ANNIVERSARY
 -------------   --------   ----------   ---------   ------------
At Rider issue      N/A       $    0     $    0       $100,000(1)
       1            N/A            0      7,000(2)     107,000(3)
       2            N/A            0      7,000        114,000
       3            N/A            0      7,000        121,000
       4            N/A            0      7,000        128,000
       5            N/A            0      7,000        135,000
       6            N/A            0      7,000        142,000
       7            N/A            0      7,000        149,000
       8            N/A            0      7,000        156,000
       9            N/A            0      7,000        163,000
      10            N/A            0      7,000        170,000
      11         $8,500(4)     8,500          0        170,000
      12          8,500        8,500          0        170,000
      13          8,500        8,500          0        170,000
      14          8,500        8,500          0        170,000
      15          8,500        8,500          0        170,000
      20          8,500        8,500          0        170,000

(1) The initial Benefit Base is equal to $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the initial Benefit Base (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

NEW YORK. Assume you purchase the Rider with an initial Benefit Base of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                 LIFETIME                           BENEFIT BASE
                  INCOME    WITHDRAWAL               ON CONTRACT
 CONTRACT YEAR    AMOUNT       TAKEN      BONUS      ANNIVERSARY
 -------------   --------   ----------   ------     ------------
At Rider issue      N/A       $    0     $    0      $100,000(1)
       1            N/A            0      6,000(2)    106,000(3)
       2            N/A            0      6,000       112,000
       3            N/A            0      6,000       118,000
       4            N/A            0      6,000       124,000
       5            N/A            0      6,000       130,000
       6            N/A            0      6,000       136,000
       7            N/A            0      6,000       142,000
       8            N/A            0      6,000       148,000
       9            N/A            0      6,000       154,000
      10            N/A            0      6,000       160,000
      11         $8,000(4)     8,000          0       160,000
      12          8,000        8,000          0       160,000
      13          8,000        8,000          0       160,000
      14          8,000        8,000          0       160,000
      15          8,000        8,000          0       160,000
      20          8,000        8,000          0       160,000

(1) The initial Benefit Base is equal to $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 61. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at Covered Person's age 60 (61 in New York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                     LIFETIME INCOME
                                      BENEFIT BASE     LIFETIME INCOME                BENEFIT BASE      AMOUNT ON
                     ADDITIONAL      AFTER PURCHASE     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT       CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENTS       PAYMENT      PURCHASE PAYMENT      TAKEN      ANNIVERSARY     ANNIVERSARY
 -------------   -----------------   --------------   ----------------   ----------   ------------   ---------------
At Rider issue       $    --           $     --           $5,000               --       $100,000          $5,000
       1              10,000(1)         110,000(1)         5,500(1)        $5,500        110,000           5,500
       2              10,000(2)         114,500(2)         5,725(2)         5,725        114,500           5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Rider. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year following purchase of the Rider, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The
     Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 58 1/2 (61 in New
York), no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4 following purchase. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                                                          HYPOTHETICAL
                                                       CONTRACT VALUE ON
                  LIFETIME INCOME                           CONTRACT       BENEFIT BASE ON
                   AMOUNT AFTER                        ANNIVERSARY PRIOR       CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENT   WITHDRAWAL TAKEN     TO RIDER FEE        ANNIVERSARY
--------------   ----------------   ----------------   -----------------   ---------------
At Rider issue           --                 --                  --           $100,000
       1             $5,000             $5,000            $102,000            102,000(1)
       2              5,100(1)           5,100(1)          103,514            103,514
       3              5,176              5,176             105,020            105,020
       4              5,251              5,251              94,013(2)         105,020(2)
       5              5,251              5,251              78,793            105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 61, Additional Purchase Payments are made in years 2, 13 and 15 following purchase, you make an Excess Withdrawal in year 1 following purchase and a withdrawal of the Lifetime Income Amount in year 14 following purchase.

                 LIFETIME INCOME
                  AMOUNT BEFORE    PURCHASE     WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
 CONTRACT YEAR     TRANSACTION     PAYMENTS        TAKEN     CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------------   ---------------   --------     ----------   --------------   ------------   ---------------
At Rider issue            --        $    --          --         $100,000       $100,000         $5,000
       1              $5,000              0     $10,000(1)        85,000         89,474(1)       4,474(1)
       2               4,474         10,000(2)        0           93,500         99,474(2)       4,974(2)
      12               4,974              0           0          120,000        120,000          6,000
      13               6,000         10,000(3)        0          130,000        130,000(3)       6,500(3)
      14               6,500              0       6,500          123,500        130,000          6,500
      15               6,500         10,000(4)        0          130,000        133,500(4)       6,675(4)

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base (.05 x $89,474 = $4,474).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .05 x $99,474 = $4,974.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDERS.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.

ALL STATES EXCLUDING NEW YORK. Assume you purchase the Rider with an initial Benefit Base of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11 following purchase. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                 LIFETIME INCOME   WITHDRAWAL                 BENEFIT BASE ON
 CONTRACT YEAR        AMOUNT          TAKEN      BONUS     CONTRACT ANNIVERSARY
--------------   ---------------   ----------   ------     --------------------
At Rider issue         N/A           $    0     $    0          $100,000(1)
       1               N/A                0      7,000(2)        107,000(3)
       2               N/A                0      7,000           114,000
       3               N/A                0      7,000           121,000
       4               N/A                0      7,000           128,000
       5               N/A                0      7,000           135,000
       6               N/A                0      7,000           142,000
       7               N/A                0      7,000           149,000
       8               N/A                0      7,000           156,000
       9               N/A                0      7,000           163,000
      10               N/A                0      7,000           170,000
      11            $8,075(4)         8,075          0           170,000
      12             8,075            8,075          0           170,000
      13             8,075            8,075          0           170,000
      14             8,075            8,075          0           170,000
      15             8,075            8,075          0           170,000
      20             8,075            8,075          0           170,000

(1) The initial Benefit Base is equal to $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075).

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at youngest Covered Person's age 60 (61 in New York), you make an Additional Purchase Payment of $10,000 during the first Contract Year following purchase, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                    LIFETIME
                                                   LIFETIME INCOME                BENEFIT BASE   INCOME AMOUNT
                 PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT    ON CONTRACT
 CONTRACT YEAR   PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY    ANNIVERSARY
--------------   --------    ------------------   ----------------   ----------   ------------   -------------
At Rider issue   $    --         $     --             $4,750               --       $100,000         $4,750
       1          10,000(1)       110,000(1)           5,225(1)        $5,225        110,000          5,225
       2          10,000(2)       114,775(2)           5,452(2)         5,452        114,775          5,452

(1) In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Rider. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 58 1/2 (61 in New
York) of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4 following purchase. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3 following purchase.

                                                    HYPOTHETICAL
                                                   CONTRACT VALUE
                  LIFETIME INCOME                   ON CONTRACT
                   AMOUNT AFTER     WITHDRAWAL   ANNIVERSARY PRIOR      BENEFIT BASE ON
 CONTRACT YEAR   PURCHASE PAYMENT      TAKEN        TO RIDER FEE     CONTRACT ANNIVERSARY
--------------   ----------------   ----------   -----------------   --------------------
At Rider issue           --              --               --              $100,000
       1             $4,750          $4,750         $102,250               102,250
       2              4,857(1)        4,857(1)       104,025               104,025(1)
       3              4,941           4,941          105,800               105,800
       4              5,026           5,026           94,977(2)            105,800(2)
       5              5,026           5,026           79,882               105,800

(1) At the end of Contract Year 1 following purchase of the Rider, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 60, you make Additional Purchase Payments in years 2, 13 and 15 following purchase, an Excess Withdrawal in year 1 following purchase and a withdrawal of the Lifetime Income Amount in year 14.

                 LIFETIME INCOME
                  AMOUNT BEFORE    PURCHASE    WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
 CONTRACT YEAR     TRANSACTION     PAYMENTS       TAKEN     CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------------   ---------------   --------    ----------   --------------   ------------   ---------------
At Rider issue            --       $    --          --         $100,000       $100,000         $4,750
       1              $4,750             0     $10,000(1)        85,000         89,474(1)       4,250(1)
       2               4,038        10,000(2)        0           93,500         99,474(2)       4,725(2)
      12               4,513             0           0          120,000        120,000          5,700
      13               5,700        10,000(3)        0          130,000        130,000(3)       6,175(3)
      14               6,175             0       6,175          123,825        130,000          6,175
      15               6,175        10,000(4)        0          130,000        133,825(4)       6,357(4)

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base (.0475 x $89,474 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .0475 x $99,474 =
     $4,725.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x
     $133,825 = $6,357.

333-71072
333-70728
333-70850
333-71074
333-70730
333-138846
033-79112
033-46217
333-83558
333-61283

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       SUPPLEMENT DATED JUNE 16, 2008 TO PROSPECTUSES DATED APRIL 28, 2008

                     New Variable Annuity Investment Options

This Supplement describes three Portfolios in the John Hancock Trust - Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust - that are now available as Investment Options to your Contract. The new Investment Options are also available if you have purchased a guaranteed minimum withdrawal benefit Rider under your Contract.

This Supplement is intended to supplement prospectuses dated April 28, 2008 for VENTURE(R) VARIABLE ANNUITY, VENTURE(R) VANTAGE VARIABLE ANNUITY, VENTURE(R) III VARIABLE ANNUITY, VENTURE(R) VISION VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts (the "Contracts") issued prior to June 16, 2008 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the current prospectus for the Contract you purchased (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

CAPITAL APPRECIATION VALUE TRUST, CORE ALLOCATION PLUS TRUST, AND DISCIPLINED DIVERSIFICATION TRUST

We revise the information in the list of Investment Options on the front page of the Prospectus to include the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust as follows. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:

T. ROWE PRICE ASSOCIATES, INC.     WELLINGTON MANAGEMENT COMPANY, LLP   DIMENSIONAL FUND ADVISERS LP
Capital Appreciation Value Trust   Core Allocation Plus Trust           Disciplined Diversification Trust

We revise disclosure of the prospectus section entitled "Fee Tables" to include information on the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust as follows:

                                           DISTRIBUTION                 ACQUIRED         TOTAL       CONTRACTUAL       NET
                              MANAGEMENT    AND SERVICE     OTHER    PORTFOLIO FEES    OPERATING       EXPENSE      OPERATING
                                  FEE      (12B-1) FEES   EXPENSES    AND EXPENSES    EXPENSES(1)   REIMBURSEMENT    EXPENSES
                              ----------   ------------   --------   --------------   -----------   -------------   ---------
PORTFOLIO/SERIES:
Capital Appreciation Value
   Trust(2, 3, 4)                0.85%         0.25%        0.11%         0.00%          1.21%          0.00%         1.21%
Core Allocation Plus(2, 3)       0.92%         0.25%        0.14%         0.00%          1.31%          0.00%         1.31%
Disciplined Diversification
   Trust(2, 3, 5)                0.80%         0.25%        0.14%         0.00%          1.19%          0.24%         0.95%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.

(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(4) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, and Small Company Value Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(5) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

We revise disclosure in the prospectus section entitled "The Portfolios" to include information on the Capital Appreciation Value Trust, Disciplined Diversification Trust, and Core Allocation Plus Trust as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

DIMENSIONAL FUND ADVISERS LP
   Disciplined Diversification   Seeks total return consisting of capital
      Trust                      appreciation and current income. To do this,
                                 the Portfolio normally invests primarily in
                                 equity securities and fixed-income securities
                                 of domestic and international issuers,
                                 including equities of issuers in emerging
                                 markets.

T. ROWE PRICE ASSOCIATES, INC.
   Capital Appreciation Value    Seeks long-term capital appreciation. To do
      Trust                      this, the Portfolio normally invests primarily
                                 in common stocks of established U.S. companies
                                 that have above-average potential for capital
                                 growth. Common stocks typically constitute at
                                 least 50% of the Portfolio's total assets. The
                                 remaining assets are generally invested in
                                 other securities, including convertible
                                 securities, corporate and government debt,
                                 foreign securities, futures and options.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust    Seeks to provide total return, consisting of
                                 long-term capital appreciation and current
                                 income. To do this, the Portfolio invests in
                                 equity and fixed income securities of issuers
                                 located within and outside the U.S. The
                                 Portfolio will allocate its assets between
                                 fixed income securities and equity securities
                                 based upon the subadviser's targeted asset mix,
                                 which may change over time.

The Investment Options that invest in the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust are eligible as Investment Options under the guaranteed minimum withdrawal benefit Riders offered with your Contract. We revise disclosure in the annuity prospectus section entitled "Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders" to include additional information on the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust as follows:

Available Individual Investment Options

If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     [listed Portfolios, now including:]

          -    Capital Appreciation Value Trust

          -    Core Allocation Plus Trust, and

          -    Disciplined Diversification Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER AT 1-800-344-1029 OR IN NEW YORK STATE AT-1-800-551-2078. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                         SUPPLEMENT DATED JUNE 16, 2008

333-71072   333-138846
333-70728   033-79112
333-70850   033-46217
333-71074   333-83558
333-70730   333-61283

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION


 (Incorporated by reference to this Registration Statement, File No. 033-46217, filed on April 28, 2008.)

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                      NEW NAME
--------------       --------                                      --------
October 1, 1997      FNAL Variable Account                         The Manufacturers Life Insurance Company of
                                                                   New York Separate Account A
October 1, 1997      First North American Life Assurance Company   The Manufacturers Life Insurance Company of
                                                                   New York
November 1, 1997     NAWL Holding Co., Inc.                        Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.                   Manulife Wood Logan, Inc
January 1, 2005      The Manufacturers Life Insurance Company of   John Hancock Life Insurance Company of New
                     New York Separate Account A                   York Separate Account A
January 1, 2005      The Manufacturers Life Insurance Company of   John Hancock Life Insurance Company of New
                     New York                                      York Separate Account A.
January 1, 2005      Manulife Financial Securities LLC             John Hancock Distributors LLC
January 1, 2005      Manufacturers Securities Services LLC         John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC ("MSSLLC") succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                     *****

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


(1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A, incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, File No. 033-46217, filed on April 28, 2008.



(2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, File No. 033-46217, filed on April 28, 2008.


     (b)  Exhibits

          (1) (a) Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.

               (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.

               (c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - incorporated by reference to Exhibit (b)(1)(c) to Form N-4, File No. 33-46217 filed February 25, 1998.

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.

          (3) (a) Form of Underwriting and Distribution Agreement-Incorporated by reference to Exhibit (b) (2) to post-effective amendment no. 12 to this registration statement filed March 1, 2002 ("Post-Effective Amendment no. 12")

               (b) Form of Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufacturers Securities Services, LLC (Underwriter), and General Agents - incorporated by reference to Exhibit (3)(b) to Post-Effective Amendment no. 12.

          (4)  (a)  (i)  Form of Specimen Flexible Purchase Payment Individual
                         Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - previously filed as Exhibit (b)(4)(a) to post-effective amendment no. 4 to Registrant's Registration Statement on Form N-4, File No. 033-79112, dated March 2, 1998.

                    (ii) Form of Specimen Flexible Purchase Payment Individual
                         Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v9) - incorporated by reference to Exhibit (b)(4) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4, File No. 033-46217, dated February 25, 1998.

               (b)  (i)  Specimen Endorsements to Contract (v24) - (i) ERISA
                         Tax-Sheltered Annuity, (ii) Tax-Sheltered Annuity,
                         (iii) Qualified Plan Endorsement Section 401 Plans,
                         (iv) Simple Individual Retirement Annuity, (v) Unisex Benefits and Payments, (vi) Individual Retirement Annuity - previously filed as Exhibit (b)(4)(b) to post-effective amendment no. 5 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed April 29, 1998.

                    (ii) Specimen Death Benefit Endorsement (v9) - previously
                         filed as Exhibit (b)(4)(i) to post-effective amendment no. 5 to Registrant's Registration Statement on Form N-4 File, No. 033-46217, filed April 30, 1996.

                    (iii) Specimen Death Benefit Endorsement (v9) - previously filed as Exhibit (b)(3)(iii) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 033-46217, filed February 28, 1997.

                    (iv) Roth Individual Retirement Annuity Endorsement -
                         previously filed as Exhibit (b)(3)(iv) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No. 033-79112, filed April 29, 1999.

                    (v) Payment Enhancement Annuity Endorsement - previously filed as Exhibit (b)(3)(v) to post-effective amendment no.1 to Registrant's Registration Statement on Form N-4 File, No. 033-79112, filed April 25, 2001.

                    (vi) Form of Specimen Income Plus for Life Rider,
                         incorporated by reference to Exhibit 24. (b)4(b)(vi) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (vii) Form of Specimen Principal Plus for Life Rider,
                         incorporated by reference to Exhibit 24. (b)4(b)(vii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (viii) Form of Specimen Principal Plus for Life Plus Annual
                         Automatic Step-up Rider, incorporated by reference to
                         Exhibit 24. (b)4(b)(viii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (ix) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(b)(ix) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (x) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(b)(x) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (xi) Form of Specimen Income Plus for Life (Quarterly
                         Step-up Review) Rider (BR001Q.08-NY), incorporated by reference to Exhibit 24. (b)4(b)(xi) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.



                    (xii) Form of Specimen Income Plus for Life (Quarterly
                         Step-up Review) Rider (BR001NQ.08-NY), incorporated by reference to Exhibit 24. (b)4(b)(xii) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.


          (5)  (a)  (i)  Form of Specimen Application for Flexible Purchase
                         Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - previously filed as Exhibit (b)(5)(a)(i) to post-effective amendment no. 8 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed February 25, 2000.

                    (ii) Form of Specimen Application for Flexible Purchase
                         Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v9) - previously filed as Exhibit (b)(5) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

          (6)  (a)  (i)  Declaration of Intention and Charter of First North
                         American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (ii) Certificate of Amendment of the Declaration of
                         Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (iii) Certificate of Amendment of the Declaration of
                         Intention and Charter of The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (iv) Certificate of Amendment of the Declaration of
                         Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005-Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 033-79112, filed May 1, 2007.

                    (v) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006-Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 033-79112, filed May 1, 2007.

               (b) By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of August 10, 2006- Incorporated by reference to Exhibit (b)(6)(b) to Form N-4, file number 033-79112, filed May 1, 2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (a)  (i)  Administrative Agreement between The Manufacturers Life
                         Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (8) (a) to Post-Effective Amendment no. 12.

                    (ii) Investment Services Agreement between The Manufacturers
                         Life Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

               (b)  (i)  Participation Agreement among John Hancock Life
                         Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                    (ii) Shareholder Information Agreement between John Hancock
                         Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (iii) Shareholder Information Agreement between John Hancock
                         Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (iv) Shareholder Information Agreement dated October 16,
                         2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

                    (v) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                    (vi) Form of Shareholder Information Agreement between John
                         Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

                    (vii) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered (June 28, 1994) - previously filed as Exhibit (b)(9) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm, incorporated by reference to Exhibit 24.
               (b)(10) to Post-Effective Amendment No. 28 to this Registration Statement, File No. 033-46217, filed on April 28, 2008.


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

          (13) Schedules of computations - Incorporated by reference to Exhibit
               (b)(13) to post effective amendment no. 2 to Form N-4, file number 33-76162 filed March 1, 1996.

          (14) Powers of Attorney -James D. Gallagher, Thomas Borshoff, Marc Costantini, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Lynne Patterson, Bradford J. Race Jr., Diana Scott, Bruce R. Speca, Robert L. Ullmann - Incorporated by reference to Exhibit 24(b)(14) to Post-Effective Amendment No. 27 to this registration statement on Form N-4, file no.033-46217, filed November 9, 2007.

Item 25. Directors and Officers of the Depositor.


    OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               AS OF MAY 29, 2008



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
James D. Gallagher*                   Chairman and President
Thomas Borshoff*                      Director
Marc Costantini*                      Director and Executive Vice President
Steven A. Finch +                     Director
Ruth Ann Fleming*                     Director
Marianne Harrison***                  Director
William P. Hicks III*                 Director
Katherine MacMillan**                 Director, Senior Vice President - Retirement Plan Services
Neil M. Merkl*                        Director
Bradford J. Race, Jr.*                Director
Diana Scott*                          Director
Bruce R. Speca*                       Director
Robert L. Ullmann*                    Director
Emanuel Alves*                        Secretary and Chief Administrative Officer
James R. Boyle+                       Executive Vice President - US Insurance
Philip Clarkson***                    Vice President - US Taxation
Brian Collins**                       Vice President - US Taxation
Edward Eng**                          Vice President - Product Development, Retirement Plan Services
Richard Harris**                      Appointed Actuary
Helene Landow**                       Director - State Compliance Office
Peter J. Levitt**                     Senior Vice President and Treasurer
Gregory Mack*                         Senior Vice President - Distribution
Steven McCormick**                    Vice President -  Operations, Retirement Plan Services
Hugh McHaffie*                        Executive Vice President - US Wealth Management
Lynne Patterson*                      Senior Vice President and Chief Financial Officer
Krishna Ramdial**                     Vice President - Treasury
Thomas Samoluk*                       Vice President - Government Relations
Jonnie Smith*                         Vice President - Administration
Brooks Tingle +                       Senior Vice President - Life Operations
Jeffery J. Whitehead*                 Vice President and Controller



*    Principal business office is 601 Congress Street, Boston, MA 02210



**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***  Principal business office is 200 Berkeley Street, Boston, MA 02116



+    Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of MARCH 31, 2008, there were 18,088 qualified and 14,685 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

(c)  None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

     (a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

          John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this thirteenth day of June 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY
OF NEW YORK SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this thirteenth day of June, 2008.



Signature                               Title
---------                               -----


/s/ James D. Gallagher                  Chairman and President
-------------------------------------   (Principal Executive Officer)
James D. Gallagher


/s/ Lynne Patterson                     Senior Vice President and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
Thomas Borshoff


                  *                     Director
-------------------------------------
Marc Costantini


                  *                     Director
-------------------------------------
Steven A. Finch


                  *                     Director
-------------------------------------
Ruth Ann Fleming


                                        Director
-------------------------------------
Marianne Harrison


                  *                     Director
-------------------------------------
William P. Hicks III


                  *                     Director
-------------------------------------
Katherine MacMillan


                  *                     Director
-------------------------------------
Neil M. Merkl


                  *                     Director
-------------------------------------
Bradford J. Race, Jr.


                  *                     Director
-------------------------------------
Diana Scott


                  *                     Director
-------------------------------------
Bruce R. Speca


                  *                     Director
-------------------------------------
Robert L. Ullmann


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney